UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2007
                                                          --------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                    0-12781                 56-1001967
-----------------------------    ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              -----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On March 13, 2007, the board of directors of Culp, Inc. (the "Company") took action to appoint Kenneth R. Bowling as chief financial officer (principal financial officer) of the Company, effective May 1, 2007. Mr. Bowling, age 45, joined the Company in 1997 as controller for the former Culp Velvets/Prints division. He was promoted to corporate controller in 2001 and took on additional responsibilities as assistant treasurer in 2002. Mr. Bowling has served as the Company's vice president, finance and treasurer since 2004. He also serves as the Company's principal accounting officer. A press release issued by the Company on March 13, 2007 to disclose these changes is included in this filing as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit 99.1 - Press Release dated March 13, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2007

                                                       Culp, Inc.

                                                       By: /s/ Franklin N. Saxon
                                                           ---------------------
                                                               Franklin N. Saxon
                                                               President

                                  EXHIBIT INDEX


Exhibit Number    Exhibit
--------------    -------

    99.1          Press Release dated March 13, 2007